Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1

Dated as of August 11, 2017

to

CREDIT AGREEMENT

Dated as of August 11, 2016

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of August 11, 2017 by and among PerkinElmer, Inc., a Massachusetts corporation (the “Company”), Wallac Oy, a Finnish limited liability company with business identity code 0937168-4 (“Finnish Borrower”), PerkinElmer Health Sciences, Inc., a Delaware corporation (“Health Sciences” and, together with the Company and the Finnish Borrower, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 11, 2016 by and among the Borrowers, the other Subsidiary Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the requisite Lenders and the Administrative Agent agree to make certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to delete the definition of “Foreign Currency Sublimit” appearing therein in its entirety.

(b) Section 2.01 of the Credit Agreement is hereby amended to amend and restate the first sentence thereof in its entirety as follows:

“Subject to the terms and conditions set forth herein, each Lender (severally and not jointly) agrees to make Revolving Loans to the Borrowers in Agreed Currencies from time to time during the Availability Period in an aggregate principal amount that will not result in (a) subject to Sections 2.04 and 2.11(b), the Dollar Amount of such Lender’s Revolving Credit Exposure exceeding such Lender’s Commitment or (b) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the Total Revolving Credit Exposures exceeding the Aggregate Commitment.”

(c) Clause (b) of Section 2.06 of the Credit Agreement is hereby amended to amend and restate the final sentence thereof in its entirety as follows:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the LC Exposure shall not exceed $50,000,000, (ii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of the Total Revolving Credit Exposures shall not exceed the Aggregate Commitment and (iii) subject to Sections 2.04 and 2.11(b), the Dollar Amount of each Lender’s Revolving Credit Exposure shall not exceed such Lender’s Commitment.”

(d) Clause (b) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) If at any time, (i) other than as a result of fluctuations in currency exchange rates, the aggregate principal Dollar Amount of the Total Revolving Credit Exposures (calculated, with respect to those Credit Events denominated in Foreign Currencies, as of the most recent Computation Date with respect to each such Credit Event) exceeds the Aggregate Commitment or (ii) solely as a result of fluctuations in currency exchange rates, the aggregate principal Dollar Amount of the Total Revolving Credit Exposures (so calculated) exceeds 105% of the Aggregate Commitment, the Borrowers shall in each case immediately repay Borrowings or cash collateralize LC Exposure in an account with the Administrative Agent pursuant to Section 2.06(j), as applicable, in an aggregate principal amount sufficient to cause the aggregate Dollar Amount of the Total Revolving Credit Exposures (so calculated) to be less than or equal to the Aggregate Commitment.”

(e) Section 6.03 of the Credit Agreement is hereby amended to (i) delete the “and” appearing at the end of clause (h) thereof, (ii) insert an “and” at the end of clause (i) thereof and (iii) insert a new clause (j) thereto to read in its entirety as follows:

“(j) Indebtedness of any entity acquired by the Company or any of its Subsidiaries in a transaction permitted under this Agreement; provided that (A) such Indebtedness is in existence on the date of such acquisition and is not created in anticipation thereof and (B) the aggregate amount of such Indebtedness does not exceed $200,000,000 at any time outstanding;”

(f) Section 6.03 of the Credit Agreement is hereby further amended to replace the reference of “15%” appearing in the final proviso thereof with a reference to “25%”.

(g) Section 6.11 of the Credit Agreement is hereby amended to replace the reference to “a maximum Consolidated Leverage Ratio of 3.50 to 1.00” appearing therein with “a maximum Consolidated Leverage Ratio of (i) 4.25 to 1.00 for the fiscal quarters of the Company ending October 1, 2017, December 31, 2017, April 1, 2018 and July 1, 2018 and (ii) 3.50 to 1.00 for the fiscal quarter of the Company ending September 30, 2018 and each fiscal quarter of the Company ending thereafter”.

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2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders, the Issuing Bank, the Swingline Lender and the Administrative Agent.

(b) The Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ reasonable and documented out-of-pocket fees and expenses (including, to the extent invoiced, reasonable fees and expenses of counsel for the Administrative Agent) in connection with the Loan Documents.

3. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Borrower and are enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Event of Default or Default has occurred and is continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Amendment is a Loan Document under (and as defined in) the Credit Agreement.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed.pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERKINELMER, INC., as the Company

By:	/s/ Joel S. Goldberg
Name:	Joel S. Goldberg
Title:	Senior Vice President, Administration, General Counsel and Secretary

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

WALLAC OY, as a Subsidiary Borrower

By:	/s/ John L. Healy
Name:	John L. Healy
Title:	Attorney-in-Fact

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

PERKINELMER HEALTH SCIENCES, INC., as a Subsidiary Borrower

By:	/s/ John L. Healy
Name:	John L. Healy
Title:	Vice President and Secretary

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

JPMORGAN CHASE BANK, N.A., individually as a Lender, as the Swingline Lender, as the Issuing Bank and as Administrative Agent

By:	/s/ D. Scott Farquhar
Name:	D. Scott Farquhar
Title:	Executive Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher Aitkin
Name:	Christopher Aitkin
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

CITIBANK, N.A., as a Lender

By:	/s/ Pranjal Gambhir
Name:	Pranjal Gambhir
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

MIZUHO BANK, LTD., as a Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

TD BANK, N.A., as a Lender

By:	/s/ Shreya Shah
Name:	Shreya Shah
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jennifer Hwang
Name:	Jennifer Hwang
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael Richards
Name:	Michael Richards
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Zhiyan Zeng
Name:	Zhiyan Zeng
Title:	Vice President

Signature Page to Amendment No. 1 to

Credit Agreement dated as of August 11, 2016

PerkinElmer, Inc.